Exhibit 10.20

                                        For Executives with Employment Contracts

CIT Group Inc.
Long-Term Incentive Plan
Performance Share Award Agreement

"Participant":

"Date of Award":  [__________], 2007

      This Award Agreement, effective as of the Date of Award set forth above, sets forth the grant of Performance Shares by CIT Group Inc., a Delaware corporation (the "Company"), to the Participant named above, pursuant to the provisions of the CIT Group Inc. Long-Term Incentive Plan, as amended from time to time (the "Plan"). All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein.

      The parties hereto agree as follows:

            (A) Grant of Performance Shares. The Company hereby grants to the Participant Performance Shares in the manner and subject to the terms and conditions of the Plan and this Award Agreement as follows:

                  (1)   "Target Performance Share Grant": _____________ Shares.

                  (2) "Performance Leverage Factor Grid" as set forth in Exhibit A.

                  (3)   "Performance Period": January 1, 2007 - December 31,
                        2009.

                  (4) The final number of Performance Shares actually awarded at the end of the Performance Period, if any, shall be based on the attainment of specified levels of the Performance Measures set forth on the Performance Leverage Factor Grid and shall equal the sum of:

                        (i) The Target Performance Share Grant multiplied by the applicable ROCE Performance Leverage Factor set forth on Exhibit A; and

                        (ii) The Target Performance Share Grant multiplied by the applicable EPS Performance Leverage Factor set forth on Exhibit A.

            (B)   Payment for Performance Shares.

                  (1) As soon as administratively practicable after the end of the Performance Period, the Committee shall determine the level attained for each Performance Measure. At such time, the Participant shall be awarded the final number of Performance Shares as determined under Section A(4). Each final Performance Share represents the unsecured right to receive one Share. Each Performance Share shall be paid as soon as administratively practicable following the end of the Performance Period, but in any event not later than March 15, 2010 (the "Payment Date").

                  (2) The final Performance Shares may be paid in Shares, in cash in an amount equal to the number of final Performance Shares multiplied by the Fair Market Value of a Share as of the last day of the Performance Period, or in a combination of cash and Shares, as determined by the Committee.

                  (3) If during the Performance Period dividends with respect to Shares are declared or paid by the Company, the Participant shall be entitled to receive dividend equivalents in an amount equal to the cumulative dividends declared or paid on a Share during the Performance Period multiplied by the number of final Performance Shares awarded to the Participant. Subject to Section F, the dividend equivalents shall be paid in cash on the Payment Date. If the Participant's employment terminates during the Performance Period for any reason set forth in Sections C(1) or C(2) of this Award Agreement or if a Change of Control occurs, the Participant shall be entitled to receive dividend equivalents in an amount equal to (i) the cumulative dividends declared or paid on a Share during the period beginning on the first day of the Performance Period and ending on the last day of the month during which the termination of employment or Change of Control, as applicable, occurs multiplied by (ii) the number of final Performance Shares.

                  (4) A Participant may elect to defer the payment of Shares or cash pursuant to Sections B(1), B(2) and B(3) above as provided in Section F of this Award Agreement.

            (C)   Termination of Employment.

                  (1) If the Participant's employment with the Company and its Affiliates (the "Company Group") terminates during the Performance Period due to the Participant's death or Disability (as defined below), the Performance Shares shall vest and the final number of Performance Shares awarded to the Participant shall be equal to the number of Target Performance Shares as set forth under Section A(1). The final Performance Shares shall be paid to the Participant as soon as administratively practicable following the date of the Participant's termination of employment (and in any event no later than March 15th of the calendar year following the calendar year in which the Participant's employment terminates in Shares or in cash, as determined in accordance with Section B(2). Except as otherwise set forth in Section F hereof, "Disability" shall have the meaning ascribed to it in the Employment Agreement between the Company and the Participant in effect on the Date of Award (the "Employment Agreement").

                  (2) If the Participant's employment with the Company Group terminates during the Performance Period by the Participant for "Good Reason" or by the Company Group without "Cause" (each as defined in the Employment Agreement), the Performance Shares shall vest and the final number of Performance Shares awarded to the Participant shall be equal to the number of Target Performance Shares as set forth under Section A(1). The Performance Shares shall be paid to the Participant as soon as administratively practicable following the date of the Participant's termination of employment (and in any event no later than March 15th of the year following the year in which the Participant's employment terminates) in Shares or in cash, as determined in accordance with Section B(2).

                  (3) In the event the Participant's employment with the Company Group is terminated by reason of the Participant's Retirement (as defined in the Employment Agreement) on or prior to the last day of the Performance Period, the Participant shall be deemed to remain employed by the Company Group through the last day of the Performance Period, for the purposes of this Award Agreement, and the final number of Performance Shares actually awarded at the end of the Performance Period, if any, shall be determined based on both the number of months during the Performance Period in which the Participant is employed and the level of the Performance Measure attained and shall equal the sum of:

                        (A) (i)(x) the Target Performance Share Grant, divided by (y) the number of months in the Performance Period, multiplied by (ii) the number of months transpired between the first day of the Performance Period and the last day of the month in which the termination occurred, multiplied by
                              (iii) the applicable ROCE Performance Leverage Factor set forth on Exhibit A; and

                        (B) (i)(x) the Target Performance Share Grant divided by (y) the number of months in the Performance Period, multiplied by (ii) the number of months transpired between the first day of the Performance Period and the last day of the month in which the termination occurred, multiplied by

                              (iii) the applicable EPS Performance Leverage Factor set forth on Exhibit A.

                        Payment of the final Performance Shares shall be made in accordance with Sections B(1) and (2) of this Award Agreement.

                  (4) If the Participant's employment with the Company Group terminates during the Performance Period for any reason other than as set forth in Sections C(1), C(2) and C(3), the Performance Shares shall be cancelled and the Participant shall not be entitled to receive any payments with respect to the Performance Shares.

            (D) Change of Control. Notwithstanding any provision contained in the Plan or this Award Agreement to the contrary, upon a Change of Control prior to the Participant's termination of employment, the Performance Shares shall vest and the Participant shall be awarded a number of Performance Shares equal to the Target Performance Share Grant. The Performance Shares shall be paid in accordance with Section B(2) on (or as soon as administratively practicable following) the effective date of the Change of Control.

            (E) Transferability. Performance Shares are not transferable other than by last will and testament, by the laws of descent and distribution, pursuant to a domestic relations order, or as otherwise permitted under Section 12 of the Plan. Further, except as set forth in Section 12(b) of the Plan, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant, or in the event of the Participant's legal incapacity, the Participant's legal guardian or representative.

            (F)   Deferral Election.

                  (1) Deferral Elections. The following rules shall apply to any deferral elections made by the Participant:

                        a. The Participant may elect to defer all or any portion of the Shares or cash he would otherwise receive pursuant to Sections B(1), B(2) and B(3) of this Award Agreement by completing and submitting a deferral election form (in a form provided by the Company) no later than June 30, 2008 or such other time determined by the Company.

                        b. Deferral elections shall continue in effect until a written election to revoke or change such deferral election is received by the Company, except that a written election to revoke or change such deferral election must be made no later than June 30, 2008 or such other time determined by the Company.

                  (2) Distributions Pursuant to Deferral Elections. Any Shares or cash (including any gains or losses resulting from the investment of cash during the deferral period and any credits corresponding to dividends pursuant to Section (F)(6)) deferred under this Award Agreement shall be distributed in a single lump-sum distribution on the last business day of the month following the month in which the earliest of the following events occurs (or as soon as administratively practicable thereafter):

                        (i) the Participant's "Separation from Service" (as defined under Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance promulgated thereunder ("Section 409A");

                        (ii) a fixed date specified by the Participant at the time the Participant makes a deferral election, which date may not be prior to the fifth (5th) anniversary of the Payment Date;

                        (iii) the Participant's Disability (as provided in
                              Section F(3) below); or

                        (iv)  the Participant's death.

                        Share deferrals shall be paid in Shares and cash deferrals shall be paid in cash.

                  (3) Disability. At the time that a Participant elects to defer the receipt of Shares or cash pursuant to Section F(1) above, the Participant shall make an election with respect to the treatment of the deferred Shares or cash in the event of his or her Disability. The Participant may elect (x) to receive distribution of the deferred Shares or cash in the event of his Disability, or (y) notwithstanding his or her Disability, to receive distribution of the deferred Shares or cash upon the occurrence of an event set forth in Subsections F(2)(a)(i), (ii) or (iv) above. For purposes of this Section F, "Disability" shall have the meaning set forth in Section C(1); however, to the extent a "Disability" event does not also constitute a "Disability" as defined in Section 409A, such Disability event shall not constitute a Disability for purposes of this Section F.

                  (4) Notwithstanding anything to the contrary in this Award Agreement or the Plan, to the extent that the Participant is a "Specified Employee" (as defined under Section 409A) as determined by the

                        Committee in accordance with the procedures it adopts from time to time, no payment or distribution of any amounts under this Section F may be made before the first business day following the six (6) month anniversary from the Participant's Separation from Service or, if earlier, the date of the Participant's death.

                  (5) Unforeseeable Emergency. The Committee may, in its sole and absolute discretion and subject to the requirements and restrictions under Section 409A, make a partial or total distribution of the Shares or cash deferred by a Participant upon the Participant's request and a demonstration by the Participant of an "Unforeseeable Emergency" (as defined in Section 409A).

                  (6) Investments; Dividends. All cash deferrals shall be deemed invested in Shares based on the Fair Market Value of the Shares on the Payment Date. During the period of deferral, the Participant's deferral account shall be credited with regular dividends paid with respect to the deferred Shares. All cash dividends shall be deemed reinvested in Shares based on the Fair Market Value of the Shares on the date the dividend is paid.

                  (7) Change of Control. Notwithstanding anything to the contrary in the Plan or Award Agreement, no provision of this Section F may be amended or modified during the two
                        (2) year period following a Change of Control.

                  (8) Terms and Conditions of Deferrals. The deferrals made pursuant to this Section F shall be subject to such other terms and conditions determined by the Committee and set forth in a deferral election form and related documents.

            (G)   Miscellaneous.

                  (1) The Plan provides a complete description of the terms and conditions governing all Awards granted thereunder. This Award Agreement and the rights of the Participant hereunder are subject to the terms and conditions of the Plan, as amended from time to time, and to such rules and regulations as the Committee may adopt for the administration of the Plan. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan's terms shall supersede and replace the conflicting terms of this Award Agreement.

                  (2) The Committee shall have the right to impose restrictions on any Shares acquired pursuant to Performance Shares as it deems necessary or advisable under applicable securities laws, and/or the rules and regulations of any stock exchange or market upon which such Shares are then listed and/or traded. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to administer the Plan and this Award Agreement, all of which shall be binding upon the Participant.

                  (3) The Board may at any time, or from time to time, terminate, amend, modify or suspend the Plan, and the Board or the Committee may amend or modify this Award Agreement at any time; provided, however, that no termination, amendment, modification or suspension shall materially and adversely alter or impair the rights of the Participant under this Award Agreement, without the Participant's written consent.

                  (4) Payments contemplated with respect to the Performance Shares (other than pursuant to Section F) are intended to comply with the short-term deferral exemption under
                        Section 409A. Notwithstanding the foregoing or any provision of the Plan or this Award Agreement, if the Company determines that such exemption is not applicable to the Performance Shares, or any provision of this Award Agreement or the Plan contravenes Section 409A or could cause the Participant to incur any tax, interest or penalties under Section 409A, the Committee may, in its sole discretion and without the Participant's consent, modify such provision to (i) comply with, or avoid being subject to, Section 409A, or to avoid the incurrence of taxes, interest and penalties under
                        Section 409A, and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company or contravening the provisions of Section 409A. This Section G(4) does not create an obligation on the part of the Company to modify the Plan or this Award Agreement and does not guarantee that the Performance Shares will not be subject to taxes, interest and penalties under Section 409A.

                  (5) Delivery of the Shares underlying the Performance Shares upon settlement shall be subject to the Participant satisfying all applicable federal, state, local and foreign taxes (including the Participant's FICA obligation). The Company shall have the power and the right to (i) deduct or withhold from all amounts payable to the Participant pursuant to the Performance Shares or otherwise, or (ii) require the Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required by law. Further, the Company may permit or require the Participant to satisfy, in whole or in part, the tax obligations by withholding

                        Shares that would otherwise be received upon settlement of the Performance Shares.

                  (6) This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required or the Committee determines are advisable. The Participant agrees to take all steps the Company determines are necessary to comply with all applicable provisions of federal and state securities law in exercising his or her rights under this Award Agreement.

                  (7) All obligations of the Company under the Plan and this Award Agreement, with respect to the Awards, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                  (8) To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

            (H) Acceptance and Acknowledgement of Award. The financial targets set forth on Exhibit A and as outlined in this Award Agreement must remain confidential. The information in both documents should not be discussed with, shared with, photocopied or distributed to others. Participation in the Plan and the details of the Award are highly confidential and may not be discussed by the Participant with anyone other than the Participant's spouse or immediate family or financial or legal advisors. Breach of this confidentiality condition could affect the amount of the Participant's actual award. By signing and returning this Award Agreement, the Participant is agreeing to all of the terms contained in this Award Agreement, including, but not limited to, the terms related to confidentiality. If the Participant desires to refuse the Award, the Participant must notify the Company in writing. Such notification should be sent to CIT Group Inc., Human Resources Department, 1 CIT Drive, Livingston, New Jersey 07039, no later than thirty (30) days after receipt of this Award Agreement.

            IN WITNESS WHEREOF, this Award Agreement has been executed by the Company by one of its duly authorized officers as of the Date of Award.

                  CIT Group Inc.

                  By: _______________________
                      Name:
                      Title:

            _________________________________________________________
            Participant's Signature                              Date
            (month/day/year)

                                                                       Exhibit A

                        Performance Leverage Factor Grids
                        PERFORMANCE LEVERAGE FACTOR GRID

               Return on Corporate Equity (ROCE) (3-Year Average)

--------------------------------------------------------------------------------
                                                  ROCE                ROCE
                                               Performance         Performance
                                                 Measure*        Leverage Factor
--------------------------------------------------------------------------------
      Minimum                                                          35%
--------------------------------------------------------------------------------
                                                                       50%
--------------------------------------------------------------------------------
                                                                       60%
--------------------------------------------------------------------------------
      Maximum                                                          75%
--------------------------------------------------------------------------------

           Diluted Earnings Per Share (EPS) (Compounded Annual Growth)

--------------------------------------------------------------------------------
                                                   EPS                 EPS
                                               Performance         Performance
                                                 Measure*        Leverage Factor
--------------------------------------------------------------------------------
      Minimum                                                          25%
--------------------------------------------------------------------------------
                                                                       37%
--------------------------------------------------------------------------------
                                                                       50%
--------------------------------------------------------------------------------
                                                                       63%
--------------------------------------------------------------------------------
      Maximum                                                          75%
--------------------------------------------------------------------------------

*For the purpose of this Award Agreement the term "Performance Measure" shall have the same meaning as "Performance Target" in the Plan.

                                                            For ESP Participants

CIT Group Inc.
Long-Term Incentive Plan
Performance Share Award Agreement

"Participant":

"Date of Award":  [__________], 2007

      This Award Agreement, effective as of the Date of Award set forth above, sets forth the grant of Performance Shares by CIT Group Inc., a Delaware corporation (the "Company"), to the Participant named above, pursuant to the provisions of the CIT Group Inc. Long-Term Incentive Plan, as amended from time to time (the "Plan"). All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein.

      The parties hereto agree as follows:

            (A) Grant of Performance Shares. The Company hereby grants to the Participant Performance Shares in the manner and subject to the terms and conditions of the Plan and this Award Agreement as follows:

                  (1)   "Target Performance Share Grant": _____________ Shares.

                  (2) "Performance Leverage Factor Grid" as set forth in Exhibit A.

                  (3)   "Performance Period": January 1, 2007 - December 31,
                        2009.

                  (4) The final number of Performance Shares actually awarded at the end of the Performance Period, if any, shall be based on the attainment of specified levels of the Performance Measures set forth on the Performance Leverage Factor Grid and shall equal the sum of:

                        (i) The Target Performance Share Grant multiplied by the applicable ROCE Performance Leverage Factor set forth on Exhibit A; and

                        (ii) The Target Performance Share Grant multiplied by the applicable EPS Performance Leverage Factor set forth on Exhibit A.

            (B)   Payment for Performance Shares.

                  (1) As soon as administratively practicable after the end of the Performance Period, the Committee shall determine the level attained for each Performance Measure. At such time, the Participant shall be awarded the final number of Performance Shares as determined under Section A(4). Each final Performance Share represents the unsecured right to receive one Share. Each Performance Share shall be paid as soon as administratively practicable following the end of the Performance Period, but in any event not later than March 15, 2010 (the "Payment Date").

                  (2) The final Performance Shares may be paid in Shares, in cash in an amount equal to the number of final Performance Shares multiplied by the Fair Market Value of a Share as of the last day of the Performance Period, or in a combination of cash and Shares, as determined by the Committee.

                  (3) If during the Performance Period dividends with respect to Shares are declared or paid by the Company, the Participant shall be entitled to receive dividend equivalents in an amount equal to the cumulative dividends declared or paid on a Share during the Performance Period multiplied by the number of final Performance Shares awarded to the Participant. Subject to Section F, the dividend equivalents shall be paid in cash on the Payment Date. If the Participant's employment terminates during the Performance Period for any reason set forth in Sections C(1) or C(2) of this Award Agreement or if a Change of Control occurs, the Participant shall be entitled to receive dividend equivalents in an amount equal to (i) the cumulative dividends declared or paid on a Share during the period beginning on the first day of the Performance Period and ending on the last day of the month during which the termination of employment or Change of Control, as applicable, occurs multiplied by (ii) the number of final Performance Shares.

                  (4) A Participant may elect to defer the payment of Shares or cash pursuant to Sections B(1), B(2) and B(3) above as provided in Section F of this Award Agreement.

            (C)   Termination of Employment.

                  (1) If the Participant's employment with the Company and its Affiliates (the "Company Group") terminates during the Performance Period due to the Participant's death or Disability (as defined below), the Performance Shares shall vest and the final number of Performance Shares awarded to the Participant shall be equal to the number of Target Performance Shares as set forth under Section A(1). The final Performance Shares shall be paid to the Participant as soon as administratively practicable following the date of the Participant's termination of employment (and in any event no later than March 15th of the calendar year following the calendar year in which the Participant's employment terminates in Shares or in cash, as determined in accordance with Section B(2). Except as otherwise set forth in Section F hereof, for purposes of this Award Agreement, "Disability" shall have the meaning ascribed thereto under the Company's long-term disability plan or policy applicable to the Participant, as in effect from time to time, or, in the event the Company has no long-term disability plan or policy, "Disability" shall have the same meaning as defined in the Company's applicable long-term disability plan or policy last in effect prior to the first date a Participant suffers from such Disability.

                  (2) If the Participant's employment with the Company Group terminates during the Performance Period by the Participant for "Good Reason" or by the Company Group without "Cause" (each as defined in the Company's Employee Severance Plan, as amended), the Performance Shares shall vest and the final number of Performance Shares awarded to the Participant shall be equal to the number of Target Performance Shares as set forth under Section A(1). The Performance Shares shall be paid to the Participant as soon as administratively practicable following the date of the Participant's termination of employment (and in any event no later than March 15th of the year following the year in which the Participant's employment terminates) in Shares or in cash, as determined in accordance with Section B(2).

                  (3) In the event the Participant's employment with the Company Group is terminated by reason of the Participant's Retirement or RIF Termination (each, as defined below) on or prior to the last day of the Performance Period, the Participant shall be deemed to remain employed by the Company Group through the last day of the Performance Period, for the purposes of this Award Agreement, and the final number of Performance Shares actually awarded at the end of the Performance Period, if any, shall be determined based on both the number of months during the Performance Period in which the Participant is employed and the level of the Performance Measure attained and shall equal the sum of:

                        (A) (i)(x) the Target Performance Share Grant, divided by (y) the number of months in the Performance Period, multiplied by (ii) the number of months transpired between the first day of the Performance Period and the last day of the month in which the termination occurred, multiplied by (iii) the applicable ROCE Performance Leverage Factor set forth on Exhibit A; and

                        (B) (i)(x) the Target Performance Share Grant divided by (y) the number of months in the Performance Period, multiplied by (ii) the number of months transpired between the first day of the Performance Period and the last day of the month in which the termination occurred, multiplied by
                              (iii) the applicable EPS Performance Leverage Factor set forth on Exhibit A.

                        Payment of the final Performance Shares shall be made in accordance with Sections B(1) and (2) of this Award Agreement.

                        For purposes of this Award Agreement, (i) a "RIF Termination" shall mean the termination of a Participant's employment by the Company Group as a result of a reduction in force, corporate down-sizing, change in operations, permanent facility relocation or closing, or other job elimination and (ii) "Retirement" means either (x) a Participant's election to retire upon attaining his or her "Normal Retirement Age"; or (y) a Participant's election to retire upon (A) completing at least a 10-year "Period of Benefit Service" and (B) having either (1) attained age 55, or (2) incurred an "Eligible Termination" and, at the time of such "Eligible Termination," having attained age 54. The terms "Normal Retirement Age," "Period of Benefit Service," and "Eligible Termination," shall have the meanings as defined in the CIT Group Inc. Retirement Plan effective January 1, 2001 (the "Retirement Plan"). The definition of "Retirement" is applicable irrespective of whether the Participant is eligible to participate in the Retirement Plan.

                  (4) If the Participant's employment with the Company Group terminates during the Performance Period for any reason other than as set forth in Sections C(1), C(2) and C(3), the Performance Shares shall be cancelled and the Participant shall not be entitled to receive any payments with respect to the Performance Shares.

            (D) Change of Control. Notwithstanding any provision contained in the Plan or this Award Agreement to the contrary, upon a Change of Control prior to the Participant's termination of employment, the Performance Shares shall vest and the Participant shall be awarded a number of Performance Shares equal to the Target Performance Share Grant. The Performance Shares shall be paid in accordance with Section B(2) on (or as soon as administratively practicable following) the effective date of the Change of Control.

            (E) Transferability. Performance Shares are not transferable other than by last will and testament, by the laws of descent and distribution, pursuant to a domestic relations order, or as otherwise permitted under Section 12 of the Plan. Further, except as set forth in Section 12(b) of the Plan, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant, or in the event of the Participant's legal incapacity, the Participant's legal guardian or representative.

            (F)   Deferral Election.

                  (1) Deferral Elections. The following rules shall apply to any deferral elections made by the Participant:

                        a. The Participant may elect to defer all or any portion of the Shares or cash he would otherwise receive pursuant to Sections B(1), B(2) and B(3) of this Award Agreement by completing and submitting a deferral election form (in a form provided by the Company) no later than June 30, 2008 or such other time determined by the Company.

                        b. Deferral elections shall continue in effect until a written election to revoke or change such deferral election is received by the Company, except that a written election to revoke or change such deferral election must be made no later than June 30, 2008 or such other time determined by the Company.

                  (2) Distributions Pursuant to Deferral Elections. Any Shares or cash (including any gains or losses resulting from the investment of cash during the deferral period and any credits corresponding to dividends pursuant to Section (F)(6)) deferred under this Award Agreement shall be distributed in a single lump-sum distribution on the last business day of the month following the month in which the earliest of the following events occurs (or as soon as administratively practicable thereafter):

                        (i) the Participant's "Separation from Service" (as defined under Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance promulgated thereunder ("Section 409A");

                        (ii) a fixed dated specified by the Participant at the time the Participant makes a deferral election, which date may not be prior to the fifth (5th) anniversary of the Payment Date;

                        (iii) the Participant's Disability (as provided in
                              Section F(3) below); or

                        (iv)  the Participant's death.

                        Share deferrals shall be paid in Shares and cash deferrals shall be paid in cash.

                  (3) Disability. At the time that a Participant elects to defer the receipt of Shares or cash pursuant to Section F(1) above, the Participant shall make an election with respect to the treatment of the deferred Shares or cash in the event of his or her Disability. The Participant may elect (x) to receive distribution of the deferred Shares or cash in the event of his Disability, or (y) notwithstanding his or her Disability, to receive distribution of the deferred Shares or cash upon the occurrence of an event set forth in Subsections F(2)(a)(i), (ii) or (iv) above. For purposes of this Section F, "Disability" shall have the meaning set forth in Section C(1); however, to the extent a "Disability" event does not also constitute a "Disability" as defined in Section 409A, such Disability event shall not constitute a Disability for purposes of this Section F.

                  (4) Notwithstanding anything to the contrary in this Award Agreement or the Plan, to the extent that the Participant is a "Specified Employee" (as defined under Section 409A) as determined by the Committee in accordance with the procedures it adopts from time to time, no payment or distribution of any amounts under this Section F may be made before the first business day following the six (6) month anniversary from the Participant's Separation from Service or, if earlier, the date of the Participant's death.

                  (5) Unforeseeable Emergency. The Committee may, in its sole and absolute discretion and subject to the requirements and restrictions under Section 409A, make a partial or total distribution of the Shares or cash deferred by a Participant upon the Participant's request and a demonstration by the Participant of an "Unforeseeable Emergency" (as defined in Section 409A).

                  (6) Investments; Dividends. All cash deferrals shall be deemed invested in Shares based on the Fair Market Value of the Shares on the Payment Date. During the period of deferral, the Participant's deferral account shall be credited with regular dividends paid with respect to the deferred Shares. All cash dividends shall be deemed reinvested in Shares based on the Fair Market Value of the Shares on the date the dividend is paid.

                  (7) Change of Control. Notwithstanding anything to the contrary in the Plan or Award Agreement, no provision of this Section F may be amended or modified during the two
                        (2) year period following a Change of Control.

                  (8) Terms and Conditions of Deferrals. The deferrals made pursuant to this Section F shall be subject to such other terms and conditions determined by the Committee and set forth in a deferral election form and related documents.

            (G)   Miscellaneous.

                  (1) The Plan provides a complete description of the terms and conditions governing all Awards granted thereunder. This Award Agreement and the rights of the Participant hereunder are subject to the terms and conditions of the Plan, as amended from time to time, and to such rules and regulations as the Committee may adopt for the administration of the Plan. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan's terms shall supersede and replace the conflicting terms of this Award Agreement.

                  (2) The Committee shall have the right to impose restrictions on any Shares acquired pursuant to Performance Shares as it deems necessary or advisable under applicable securities laws, and/or the rules and regulations of any stock exchange or market upon which such Shares are then listed and/or traded. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to administer the Plan and this Award Agreement, all of which shall be binding upon the Participant.

                  (3) The Board may at any time, or from time to time, terminate, amend, modify or suspend the Plan, and the Board or the Committee may amend or modify this Award Agreement at any time; provided, however, that no termination, amendment, modification or suspension shall materially and adversely alter or impair the rights of the Participant under this Award Agreement, without the Participant's written consent.

                  (4) Payments contemplated with respect to the Performance Shares (other than pursuant to Section F) are intended to comply with the short-term deferral exemption under
                        Section 409A. Notwithstanding the foregoing or any provision of the Plan or this Award Agreement, if the Company determines that such exemption is not applicable to the Performance Shares, or any provision of this Award Agreement or the Plan contravenes

                        Section 409A or could cause the Participant to incur any tax, interest or penalties under Section 409A, the Committee may, in its sole discretion and without the Participant's consent, modify such provision to (i) comply with, or avoid being subject to, Section 409A, or to avoid the incurrence of taxes, interest and penalties under Section 409A, and (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company or contravening the provisions of Section 409A. This Section G(4) does not create an obligation on the part of the Company to modify the Plan or this Award Agreement and does not guarantee that the Performance Shares will not be subject to taxes, interest and penalties under Section 409A.

                  (5) Delivery of the Shares underlying the Performance Shares upon settlement shall be subject to the Participant satisfying all applicable federal, state, local and foreign taxes (including the Participant's FICA obligation). The Company shall have the power and the right to (i) deduct or withhold from all amounts payable to the Participant pursuant to the Performance Shares or otherwise, or (ii) require the Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required by law. Further, the Company may permit or require the Participant to satisfy, in whole or in part, the tax obligations by withholding Shares that would otherwise be received upon settlement of the Performance Shares.

                  (6) This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required or the Committee determines are advisable. The Participant agrees to take all steps the Company determines are necessary to comply with all applicable provisions of federal and state securities law in exercising his or her rights under this Award Agreement.

                  (7) All obligations of the Company under the Plan and this Award Agreement, with respect to the Awards, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                  (8) To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

            (H) Acceptance and Acknowledgement of Award. The financial targets set forth on Exhibit A and as outlined in this Award Agreement must remain confidential. The information in both documents should not be discussed with, shared with, photocopied or distributed to others. Participation in the Plan and the details of the Award are highly confidential and may not be discussed by the Participant with anyone other than the Participant's spouse or immediate family or financial or legal advisors. Breach of this confidentiality condition could affect the amount of the Participant's actual award. By signing and returning this Award Agreement, the Participant is agreeing to all of the terms contained in this Award Agreement, including, but not limited to, the terms related to confidentiality. If the Participant desires to refuse the Award, the Participant must notify the Company in writing. Such notification should be sent to CIT Group Inc., Human Resources Department, 1 CIT Drive, Livingston, New Jersey 07039, no later than thirty (30) days after receipt of this Award Agreement.

            IN WITNESS WHEREOF, this Award Agreement has been executed by the Company by one of its duly authorized officers as of the Date of Award.

                  CIT Group Inc.

                  By: _______________________
                      Name:
                      Title:

            _________________________________________________________
            Participant's Signature                              Date
            (month/day/year)

                                                                       Exhibit A

                        Performance Leverage Factor Grids

                        PERFORMANCE LEVERAGE FACTOR GRID
               Return on Corporate Equity (ROCE) (3-Year Average)

--------------------------------------------------------------------------------
                                                  ROCE                ROCE
                                               Performance         Performance
                                                 Measure*        Leverage Factor
--------------------------------------------------------------------------------
      Minimum                                                          35%
--------------------------------------------------------------------------------
                                                                       50%
--------------------------------------------------------------------------------
                                                                       60%
--------------------------------------------------------------------------------
      Maximum                                                          75%
--------------------------------------------------------------------------------

           Diluted Earnings Per Share (EPS) (Compounded Annual Growth)

--------------------------------------------------------------------------------
                                                   EPS                 EPS
                                               Performance         Performance
                                                 Measure*        Leverage Factor
--------------------------------------------------------------------------------
      Minimum                                                          25%
--------------------------------------------------------------------------------
                                                                       37%
--------------------------------------------------------------------------------
                                                                       50%
--------------------------------------------------------------------------------
                                                                       63%
--------------------------------------------------------------------------------
      Maximum                                                          75%
--------------------------------------------------------------------------------

*For the purpose of this Award Agreement the term "Performance Measure" shall have the same meaning as "Performance Target" in the Plan.

                                   For Participants Without Employment Contracts

CIT Group Inc.
Long-Term Incentive Plan
Performance Share Award Agreement

"Participant":

"Date of Award":  [__________], 2007

      This Award Agreement, effective as of the Date of Award set forth above, sets forth the grant of Performance Shares by CIT Group Inc., a Delaware corporation (the "Company"), to the Participant named above, pursuant to the provisions of the CIT Group Inc. Long-Term Incentive Plan, as amended from time to time (the "Plan"). All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein.

      The parties hereto agree as follows:

            (A) Grant of Performance Shares. The Company hereby grants to the Participant Performance Shares in the manner and subject to the terms and conditions of the Plan and this Award Agreement as follows:

                  (1)   "Target Performance Share Grant": _____________ Shares.

                  (2) "Performance Leverage Factor Grid" as set forth in Exhibit A.

                  (3)   "Performance Period": January 1, 2007 - December 31,
                        2009.

                  (4) The final number of Performance Shares actually awarded at the end of the Performance Period, if any, shall be based on the attainment of specified levels of the Performance Measures set forth on the Performance Leverage Factor Grid and shall equal the sum of:

                        (i) The Target Performance Share Grant multiplied by the applicable ROCE Performance Leverage Factor set forth on Exhibit A; and

                        (ii) The Target Performance Share Grant multiplied by the applicable EPS Performance Leverage Factor set forth on Exhibit A.

            (B)   Payment for Performance Shares.

                  (1) As soon as administratively practicable after the end of the Performance Period, the Committee shall determine the level attained for each Performance Measure. At such time, the Participant shall be awarded the final number of Performance Shares as determined under Section A(4). Each final Performance Share represents the unsecured right to receive one Share. Each Performance Share shall be paid as soon as administratively practicable following the end of the Performance Period, but in any event not later than March 15, 2010 (the "Payment Date").

                  (2) The final Performance Shares may be paid in Shares, in cash in an amount equal to the number of final Performance Shares multiplied by the Fair Market Value of a Share as of the last day of the Performance Period, or in a combination of cash and Shares, as determined by the Committee.

                  (3) If during the Performance Period dividends with respect to Shares are declared or paid by the Company, the Participant shall be entitled to receive dividend equivalents in an amount equal to the cumulative dividends declared or paid on a Share during the Performance Period multiplied by the number of final Performance Shares awarded to the Participant. Subject to Section F, the dividend equivalents shall be paid in cash on the Payment Date. If the Participant's employment terminates during the Performance Period for any reason set forth in Section C(1) of this Award Agreement or if a Change of Control occurs, the Participant shall be entitled to receive dividend equivalents in an amount equal to (i) the cumulative dividends declared or paid on a Share during the period beginning on the first day of the Performance Period and ending on the last day of the month during which the termination of employment or Change of Control, as applicable, occurs multiplied by (ii) the number of final Performance Shares.

                  (4) A Participant may elect to defer the payment of Shares or cash pursuant to Sections B(1), B(2) and B(3) above as provided in Section F of this Award Agreement.

            (C)   Termination of Employment.

                  (1) If the Participant's employment with the Company and its Affiliates (the "Company Group") terminates during the Performance Period due to the Participant's death or Disability (as defined below), the Performance Shares shall vest and the final number of Performance Shares awarded to the Participant shall be equal to the number of Target Performance Shares as set forth under Section A(1). The final Performance Shares shall be paid to the Participant as soon as administratively practicable following the date of the Participant's termination of employment (and in any event no later than March 15th of the calendar year following the calendar year in which the Participant's employment terminates in Shares or in cash, as determined in accordance with Section B(2). Except as otherwise set forth in Section F hereof, for purposes of this Award Agreement, "Disability" shall have the meaning ascribed thereto under the Company's long-term disability plan or policy applicable to the Participant, as in effect from time to time, or, in the event the Company has no long-term disability plan or policy, "Disability" shall have the same meaning as defined in the Company's applicable long-term disability plan or policy last in effect prior to the first date a Participant suffers from such Disability.

                  (2) In the event the Participant's employment with the Company Group is terminated by reason of the Participant's Retirement or RIF Termination (each, as defined below) on or prior to the last day of the Performance Period, the Participant shall be deemed to remain employed by the Company Group through the last day of the Performance Period, for the purposes of this Award Agreement, and the final number of Performance Shares actually awarded at the end of the Performance Period, if any, shall be determined based on both the number of months during the Performance Period in which the Participant is employed and the level of the Performance Measure attained and shall equal the sum of:

                        (A) (i)(x) the Target Performance Share Grant, divided by (y) the number of months in the Performance Period, multiplied by (ii) the number of months transpired between the first day of the Performance Period and the last day of the month in which the termination occurred, multiplied by
                              (iii) the applicable ROCE Performance Leverage Factor set forth on Exhibit A; and

                        (B) (i)(x) the Target Performance Share Grant divided by (y) the number of months in the Performance Period, multiplied by (ii) the number of months transpired between the first day of the Performance Period and the last day of the month in which the termination occurred, multiplied by
                              (iii) the applicable EPS Performance Leverage Factor set forth on Exhibit A.

                        Payment of the final Performance Shares shall be made in accordance with Sections B(1) and B(2) of this Award Agreement.

                        For purposes of this Award Agreement, (i) a "RIF Termination" shall mean the termination of a Participant's employment by the Company Group as a result of a reduction in force, corporate down-sizing, change in operations, permanent facility relocation or closing, or other job elimination and (ii) "Retirement" means either (x) a Participant's election to retire upon attaining his or her "Normal Retirement Age"; or (y) a Participant's election to retire upon (A) completing at least a 10-year "Period of Benefit Service" and (B) having either (1) attained age 55, or
                        (2) incurred an "Eligible Termination" and, at the time of such "Eligible Termination," having attained age 54. The terms "Normal Retirement Age," "Period of Benefit Service," and "Eligible Termination," shall have the meanings as defined in the CIT Group Inc. Retirement Plan effective January 1, 2001 (the "Retirement Plan"). The definition of "Retirement" is applicable irrespective of whether the Participant is eligible to participate in the Retirement Plan.

                  (3) If the Participant's employment with the Company Group terminates during the Performance Period for any reason other than as set forth in Sections C(1) and C(2), the Performance Shares shall be cancelled and the Participant shall not be entitled to receive any payments with respect to the Performance Shares.

            (D) Change of Control. Notwithstanding any provision contained in the Plan or this Award Agreement to the contrary, upon a Change of Control prior to the Participant's termination of employment, the Performance Shares shall vest and the Participant shall be awarded a number of Performance Shares equal to the Target Performance Share Grant. The Performance Shares shall be paid in accordance with Section B(2) on (or as soon as administratively practicable following) the effective date of the Change of Control.

            (E) Transferability. Performance Shares are not transferable other than by last will and testament, by the laws of descent and distribution, pursuant to a domestic relations order, or as otherwise permitted under Section 12 of the Plan. Further, except as set forth in Section 12(b) of the Plan, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant, or in the event of the Participant's legal incapacity, the Participant's legal guardian or representative.

            (F)   Deferral Election.

                  (1) Deferral Elections. The following rules shall apply to any deferral elections made by the Participant:

                        a. The Participant may elect to defer all or any portion of the Shares or cash he would otherwise receive pursuant to Sections B(1), B(2) and B(3) of this Award Agreement by completing and submitting a deferral election form (in a form provided by the Company) no later than June 30, 2008 or such other time determined by the Company.

                        b. Deferral elections shall continue in effect until a written election to revoke or change such deferral election is received by the Company, except that a written election to revoke or change such deferral election must be made no later than June 30, 2008 or such other time determined by the Company.

                  (2) Distributions Pursuant to Deferral Elections. Any Shares or cash (including any gains or losses resulting from the investment of cash during the deferral period and any credits corresponding to dividends pursuant to Section (F)(6)) deferred under this Award Agreement shall be distributed in a single lump-sum distribution on the last business day of the month following the month in which the earliest of the following events occurs (or as soon as administratively practicable thereafter):

                        (i) the Participant's "Separation from Service" (as defined under Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance promulgated thereunder ("Section 409A");

                        (ii) a fixed date specified by the Participant at the time the Participant makes a deferral election, which date may not be prior to the fifth (5th) anniversary of the Payment Date;

                        (iii) the Participant's Disability (as provided in
                              Section F(3) below); or

                        (iv)  the Participant's death.

                        Share deferrals shall be paid in Shares and cash deferrals shall be paid in cash.

                  (3) Disability. At the time that a Participant elects to defer the receipt of Shares or cash pursuant to Section F(1) above, the Participant shall make an election with respect to the treatment of the deferred Shares or cash in the event of his or her Disability. The Participant may elect (x) to receive distribution of the deferred Shares or cash in the event of his Disability, or (y) notwithstanding his or her Disability, to receive distribution of the deferred Shares or cash upon the occurrence of an event set forth in Subsections F(2)(a)(i), (ii) or (iv) above. For purposes of this Section F, "Disability" shall have the meaning set forth in Section C(1); however, to the extent a "Disability" event does not also constitute a "Disability" as defined in Section 409A, such Disability event shall not constitute a Disability for purposes of this Section F.

                  (4) Notwithstanding anything to the contrary in this Award Agreement or the Plan, to the extent that the Participant is a "Specified Employee" (as defined under Section 409A) as determined by the Committee in accordance with the procedures it adopts from time to time, no payment or distribution of any amounts under this Section F may be made before the first business day following the six (6) month anniversary from the Participant's Separation from Service or, if earlier, the date of the Participant's death.

                  (5) Unforeseeable Emergency. The Committee may, in its sole and absolute discretion and subject to the requirements and restrictions under Section 409A, make a partial or total distribution of the Shares or cash deferred by a Participant upon the Participant's request and a demonstration by the Participant of an "Unforeseeable Emergency" (as defined in Section 409A).

                  (6) Investments; Dividends. All cash deferrals shall be deemed invested in Shares based on the Fair Market Value of the Shares on the Payment Date. During the period of deferral, the Participant's deferral account shall be credited with regular dividends paid with respect to the deferred Shares. All cash dividends shall be deemed reinvested in Shares based on the Fair Market Value of the Shares on the date the dividend is paid.

                  (7) Change of Control. Notwithstanding anything to the contrary in the Plan or Award Agreement, no provision of this Section F may be amended or modified during the two
                        (2) year period following a Change of Control.

                  (8) Terms and Conditions of Deferrals. The deferrals made pursuant to this Section F shall be subject to such other terms and conditions determined by the Committee and set forth in a deferral election form and related documents.

            (G)   Miscellaneous.

                  (1) The Plan provides a complete description of the terms and conditions governing all Awards granted thereunder. This Award Agreement and the rights of the Participant hereunder are subject to the terms and conditions of the Plan, as amended from time to time, and to such rules and regulations as the Committee may adopt for the administration of the Plan. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan's terms shall supersede and replace the conflicting terms of this Award Agreement.

                  (2) The Committee shall have the right to impose restrictions on any Shares acquired pursuant to Performance Shares as it deems necessary or advisable under applicable securities laws, and/or the rules and regulations of any stock exchange or market upon which such Shares are then listed and/or traded. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to administer the Plan and this Award Agreement, all of which shall be binding upon the Participant.

                  (3) The Board may at any time, or from time to time, terminate, amend, modify or suspend the Plan, and the Board or the Committee may amend or modify this Award Agreement at any time; provided, however, that no termination, amendment, modification or suspension shall materially and adversely alter or impair the rights of the Participant under this Award Agreement, without the Participant's written consent.

                  (4) Payments contemplated with respect to the Performance Shares (other than pursuant to Section F) are intended to comply with the short-term deferral exemption under
                        Section 409A. Notwithstanding the foregoing or any provision of the Plan or this Award Agreement, if the Company determines that such exemption is not applicable to the Performance Shares, or any provision of this Award Agreement or the Plan contravenes Section 409A or could cause the Participant to incur any tax, interest or penalties under Section 409A, the Committee may, in its sole discretion and without the Participant's consent, modify such provision to (i) comply with, or avoid being subject to, Section 409A, or to avoid the incurrence of taxes, interest and penalties under
                        Section 409A, and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company or contravening the provisions of Section 409A. This Section G(4) does not create an obligation on the part of the Company to modify the Plan or this Award Agreement and does not guarantee that the Performance Shares will not be subject to taxes, interest and penalties under Section 409A.

                  (5) Delivery of the Shares underlying the Performance Shares upon settlement shall be subject to the Participant satisfying all applicable federal, state, local and foreign taxes (including the

                        Participant's FICA obligation). The Company shall have the power and the right to (i) deduct or withhold from all amounts payable to the Participant pursuant to the Performance Shares or otherwise, or (ii) require the Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required by law. Further, the Company may permit or require the Participant to satisfy, in whole or in part, the tax obligations by withholding Shares that would otherwise be received upon settlement of the Performance Shares.

                  (6) This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required or the Committee determines are advisable. The Participant agrees to take all steps the Company determines are necessary to comply with all applicable provisions of federal and state securities law in exercising his or her rights under this Award Agreement.

                  (7) All obligations of the Company under the Plan and this Award Agreement, with respect to the Awards, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                  (8) To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

            (H) Acceptance and Acknowledgement of Award. The financial targets set forth on Exhibit A and as outlined in this Award Agreement must remain confidential. The information in both documents should not be discussed with, shared with, photocopied or distributed to others. Participation in the Plan and the details of the Award are highly confidential and may not be discussed by the Participant with anyone other than the Participant's spouse or immediate family or financial or legal advisors. Breach of this confidentiality condition could affect the amount of the Participant's actual award. By signing and returning this Award Agreement, the Participant is agreeing to all of the terms contained in this Award Agreement, including, but not limited to, the terms related to confidentiality. If the Participant desires to refuse the Award, the Participant must notify the Company in writing. Such notification should be sent to CIT Group Inc., Human Resources Department, 1 CIT Drive, Livingston, New Jersey 07039, no later than thirty (30) days after receipt of this Award Agreement.

            IN WITNESS WHEREOF, this Award Agreement has been executed by the Company by one of its duly authorized officers as of the Date of Award.

                  CIT Group Inc.

                  By: _______________________
                      Name:
                      Title:

            _________________________________________________________
            Participant's Signature                              Date
            (month/day/year)

                                                                       Exhibit A

                        Performance Leverage Factor Grids
                        PERFORMANCE LEVERAGE FACTOR GRID

               Return on Corporate Equity (ROCE) (3-Year Average)

--------------------------------------------------------------------------------
                                                  ROCE                ROCE
                                               Performance         Performance
                                                 Measure*        Leverage Factor
--------------------------------------------------------------------------------
      Minimum                                                          35%
--------------------------------------------------------------------------------
                                                                       50%
--------------------------------------------------------------------------------
                                                                       60%
--------------------------------------------------------------------------------
      Maximum                                                          75%
--------------------------------------------------------------------------------

           Diluted Earnings Per Share (EPS) (Compounded Annual Growth)

--------------------------------------------------------------------------------
                                                   EPS                 EPS
                                               Performance         Performance
                                                 Measure*        Leverage Factor
--------------------------------------------------------------------------------
      Minimum                                                          25%
--------------------------------------------------------------------------------
                                                                       37%
--------------------------------------------------------------------------------
                                                                       50%
--------------------------------------------------------------------------------
                                                                       63%
--------------------------------------------------------------------------------
      Maximum                                                          75%
--------------------------------------------------------------------------------

*For the purpose of this Award Agreement the term "Performance Measure" shall have the same meaning as "Performance Target" in the Plan.